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                            INDEMNIFICATION AGREEMENT

         THIS AGREEMENT is made and entered into effective as of ____________ __, 2000 between Tricord Systems, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Indemnitee").

         A. The Company is concerned with the retention of qualified, competent persons to serve as directors and officers of the Company.

         B. Highly competent persons are becoming increasingly reluctant to serve publicly-held corporations as directors and officers or in other capacities unless they are provided with adequate protection through insurance and/or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations they serve.

         C. As an inducement for the Indemnitee to serve or continue to serve as a director or officer of the Company, the Indemnitee requires substantial protection against personal liability for the Indemnitee's actions in serving as a director or officer of the Company.

         D. The Company's Certificate of Incorporation and Bylaws currently provide for indemnification of officers and directors of the Company to the fullest extent permitted under Delaware law.

         E. In order to provide the Indemnitee with specific contractual assurance that the protection provided by the Company's Certificate of Incorporation and Bylaws will be available to the Indemnitee (regardless of, among other things, any amendment to or revocation of such Certificate of Incorporation and Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide for the indemnification of, and the advancing of expenses to, the Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement.

         F. In addition, to the extent insurance is maintained, the Company wishes to provide for the continued coverage of the Indemnitee under the Company's directors' and officers' liability insurance policies.

         NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the Company and the Indemnitee do hereby agree as follows:

         1. Definitions. For the purposes of this Agreement, capitalized terms have the following meaning:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change in Control" means the occurrence of any one or more of the following:



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                           (1) the sale, lease, exchange or other transfer,
                  directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                           (2) the approval by the stockholders of the Company
                  of any plan or proposal for the liquidation or dissolution of the Company;

                           (3) a merger or consolidation to which the Company is
                  a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing 70% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors;

                           (4) any person becomes after the effective date of
                  this Agreement the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

                           (5) the Continuity Directors cease for any reason to
                  constitute at least a majority of the Board; or

                           (6) a change in control of the Company of a nature
                  that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

                  (c) "Continuity Director" means any individual who is a member of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

                  (d) "Corporate Status" describes the status of a person who is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of any Other Enterprise.

                  (e) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

                  (f) "Dispute" means any of the following events: (i) a determination is made pursuant to Section 6 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement;
         (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement; (iii) the determination of entitlement to indemnification to be made pursuant to Section 6(b) of this Agreement has not been made in the manner or in the time specified in such section; or (iv) payment of indemnification



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         is not made within ten (10) days after a determination has been made that the Indemnitee is entitled to indemnification.

                  (g) "Effective Date" means the date first set forth above.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Expenses" includes all attorneys' fees reasonably incurred, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating and printing costs and all other disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in any Proceeding, but does not include the amount of judgments, fines and penalties against the Indemnitee.

                  (j) "Good Faith" means the Indemnitee having acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had no reasonable cause to believe that the Indemnitee's conduct was unlawful.

                  (k) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or the Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" does not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

                  (l) "Other Enterprise" means the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

                  (m) "Proceeding" includes any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by the Indemnitee . For purposes of the foregoing sentence, a "Proceeding" will not be deemed to have been initiated by the Indemnitee where the Indemnitee seeks pursuant to Section 8 of this Agreement to enforce the Indemnitee's rights under this Agreement.

         2. Term of Agreement. This Agreement will continue until and terminate upon the later of (i) 10 years after the date that the Indemnitee has ceased to serve as a director, officer, employee, agent or fiduciary of the Company or any Other Enterprise, or (ii) the final termination (as to which all rights of appeal have been exhausted or lapsed) of all pending Proceedings in respect of which the Indemnitee is granted rights of indemnification or



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advancement of Expenses hereunder and of any proceeding commenced by the
Indemnitee pursuant to Section 8 of this Agreement.

         3. Agreement to Serve. The Indemnitee agrees to serve or continue to serve as a director or officer of the Company for so long as the Indemnitee is duly appointed or elected and qualified or until such time as the Indemnitee resigns from such position; provided, however, that nothing contained in this Agreement is intended to impose any obligation or right on the Company or the Indemnitee to continue the employment or service of the Indemnitee with the Company or any Other Enterprise.

         4. Indemnification.

                  (a) In General. In connection with any Proceeding, the Company agrees to indemnify, and advance Expenses, to the Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit.

                  (b) Proceedings Other Than Proceedings by or in the Right of the Company. If, by reason of the Indemnitee's Corporate Status, the Indemnitee is, or is threatened to be made, a party to any Proceeding, other than a Proceeding by or in the right of the Company, the Company will indemnify the Indemnitee against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in Good Faith .

                  (c) Proceedings by or in the Right of the Company. If, by reason of the Indemnitee's Corporate Status, the Indemnitee is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor, the Company will indemnify the Indemnitee against Expenses, judgments, penalties, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in Good Faith. Notwithstanding the foregoing, no such indemnification will be made if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification will nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware (or the court in which such Proceeding has been brought or is pending) determines.

                  (d) Partial Indemnity. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, penalties, fines or amounts paid in settlement in connection with any Proceeding or any claim, issue or matter therein but not, however, for all of the total amount thereof, the Company will nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

                  (e) Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee



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         is, by reason of the Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Indemnitee will be indemnified to the maximum extent permitted by applicable law against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein. If the Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company will indemnify the Indemnitee to the maximum extent permitted by applicable law against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 4(e), and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue or matter.

                  (f) Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of the Indemnitee's Corporate Status, a witness in any Proceeding, the Indemnitee will be indemnified against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein.

         5. Advancement of Expenses. Notwithstanding any provision to the contrary in Section 6 of this Agreement, the Company will advance all Expenses that, by reason of the Indemnitee's Corporate Status, were incurred by or on behalf of the Indemnitee in connection with any Proceeding, within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements must reasonably evidence the Expenses incurred by the Indemnitee and, to the extent required by applicable law, must include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses if it is ultimately determined (as to which all rights of appeal have been exhausted or lapsed) that the Indemnitee is not entitled to be indemnified against such Expenses. Any advancement and undertaking to repay pursuant to this Section 5 will be unsecured and interest free. Advancement of Expenses pursuant to this Section 5 shall not require approval of the Board or the stockholders of the Company, or of any other person or body. The President, or at the President's request, the Secretary of the Company shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the advance and of the undertaking to make repayment pursuant to the Section 5.

         6. Procedures for Determination of Entitlement to Indemnification.

                  (a) Notice of Proceedings; Initial Request. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification or advancement of Expenses under this Agreement; provided, however, that failure of the Indemnitee to give such notice promptly will not relieve the Company from any liability that it may have to the



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         Indemnitee otherwise than under this Agreement and will relieve the
         Company from liability under this Agreement only to the extent that the Company has been prejudiced. To obtain indemnification under this Agreement, the Indemnitee must submit to the Company (Attention:
         President and Secretary) at its principal executive office a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification under this Agreement. The President and/or Secretary of the Company will promptly advise the Board in writing that the Indemnitee has requested indemnification.

                  (b) Method of Determination. A determination with respect to the Indemnitee's entitlement to indemnification will be made within ninety (90) days after receipt by the Company of the request for indemnification as follows:

                           (1) If a Change in Control has occurred, unless the
                  Indemnitee requests in writing that such determination be made in accordance with clause (2) of this Section 6(b), the determination will be made by Independent Counsel in a written opinion to the Board, a copy of which will be delivered to the Indemnitee.

                           (2) If a Change of Control has not occurred, the
                  determination will be made by the Board by a majority vote of the Disinterested Directors (even though less than a quorum) or, if there are no Disinterested Directors or such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which will be delivered to the Indemnitee.

                  (c) Selection, Payment and Discharge of Independent Counsel. In the event that the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement, the Independent Counsel will be selected, paid and discharged in the following manner:

                           (1) If a Change of Control has not occurred, the
                  Independent Counsel will be selected by the Board, and the Company will give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected.

                           (2) If a Change of Control has occurred, the
                  Independent Counsel will be selected by the Indemnitee (unless the Indemnitee requests that such selection be made by the Board, in which event clause (1) of this Section 6(c) applies), and the Indemnitee must give written notice to the Company advising it of the identity of the Independent Counsel so selected.

                           (3) Following the initial selection described in
                  clauses (1) and (2) of this Section 6(c), the Indemnitee or the Company, as the case may be, may, within seven days after such written notice of selection has been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in this Agreement, and the



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                  objection must set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit.

                           (4) Either the Company or the Indemnitee may petition
                  the Court of Chancery of the State of Delaware if the parties have been unable to agree on the selection of Independent Counsel within twenty (20) days after submission by the Indemnitee of a written request for indemnification pursuant to Section 6(a) of this Agreement. Such petition will request a determination whether an objection to the party's selection is without merit and/or seek the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court may designate. A person so appointed will act as Independent Counsel under Section 6(b) of this Agreement.

                           (5) The Company will pay any and all reasonable fees
                  and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company will pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

                           (6) Upon the due commencement of any judicial
                  proceeding or arbitration pursuant to Section 8(a) of this Agreement, Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  (d) Participation in Proceeding; Assumption of Defense. With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, will be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company will not settle a Proceeding in any manner that would impose any judgment, fine, penalty or limitation on the Indemnitee without the Indemnitee's written consent. The Indemnitee will have the right to employ the Indemnitee's own counsel in any Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding will be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee is authorized by the Company, (ii) the Company does not in fact employ counsel to assume the defense of the Proceeding within a reasonable period, or (ii) if the defendants in the Proceeding include both the Company and the Indemnitee, the Indemnitee reasonably concludes that, in connection with the conduct of the defense of the Proceeding, there may be a conflict of interest between the Company and the Indemnitee or there may be legal defenses available to the Indemnitee that are different from or additional to those available to the Company.


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                  (e) Cooperation. The Indemnitee agrees to cooperate with the person, persons or entity making the determination with respect to the Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by the Indemnitee in so cooperating with the person, persons or entity making such determination will be borne by the Company (irrespective of the determination as to the Indemnitee's entitlement to indemnification), and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

                  (f) Payment. If it is determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee must be made within ten (10) days after such determination.

         7. Presumptions and Effect of Certain Proceedings.

                  (a) Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination will presume that the Indemnitee is entitled to indemnification under this Agreement if the Indemnitee has submitted a request for indemnification in accordance with Section 6(a) of this Agreement, and the Company will have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  (b) Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in Good Faith.

                  (c) Reliance as Safe Harbor. For purposes of any determination of Good Faith, the Indemnitee will be deemed to have acted in Good Faith if the Indemnitee's action is based on the records or books of account of the Company or any Other Enterprise, including financial statements, or on information supplied to the Indemnitee by the officers of the Company or any Other Enterprise in the course of their duties, or on the advice of legal counsel for the Company or any Other Enterprise or on information or records given or reports made to the Company or any Other Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or any Other Enterprise. The provisions of this
         Section 7(c) will not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                  (d) Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or any Other Enterprise will not be



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         imputed to the Indemnitee for purposes of determining the right of indemnification under this Agreement.

         8. Rights of the Indemnitee in a Dispute.

                  (a) Adjudication. In the event of a Dispute, the Indemnitee is entitled to an adjudication in any court of competent jurisdiction of the Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at the Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Indemnitee must commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 8(a). The Company will not oppose the Indemnitee's right to seek any such adjudication or award in arbitration.

                  (b) De Novo Review. In the event that a determination has been made pursuant to Section 6 of this Agreement that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 will be conducted in all respects as a de novo trial, or arbitration, on the merits, and the Indemnitee will not be prejudiced by reason of that adverse determination. In any such proceeding or arbitration, the Company has the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c) Company Bound. If a determination has been made or is deemed to have been made pursuant to Section 6 of this Agreement that the Indemnitee is entitled to indemnification, the Company will be bound by such determination in any judicial proceeding or arbitration absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  (d) Procedures Valid. The Company is precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this
         Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and must stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

                  (e) Expenses of Adjudication. In the event that the Indemnitee, pursuant to this Section 8, seeks a judicial adjudication or an award in arbitration to enforce the Indemnitee's rights under, or to recover damages for breach of, this Agreement, the Indemnitee will be entitled to recover from the Company, and will be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses as provide in this Agreement) actually and reasonably incurred by the Indemnitee in such adjudication or arbitration, but only if the Indemnitee prevails therein. The Company will advance all reasonable expenses in connection with such adjudication or arbitration to the extent that the Indemnitee provides the statements and undertakings



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         required by Section 5 of this Agreement. If it is determined in such adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such adjudication or arbitration will be appropriately pro-rated.

         9. Non-Exclusivity; Insurance; Subrogation; Duplication of Payments.

                  (a) Non-Exclusivity. The rights of the Indemnitee are not exclusive of any rights to which the Indemnitee may be entitled under the Company's Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or Disinterested Directors, applicable law or otherwise both as to action in the Indemnitee's Corporate Status and as to action in any other capacity while holding such office. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof will be effective as to the Indemnitee with respect to any action taken or omitted by such the Indemnitee in the Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

                  (b) Liability Insurance. To the extent the Company maintains an insurance policy or policies for directors' and officers' liability, the Indemnitee will be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

                  (c) Subrogation. In the event of payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against any person or organization, and the Indemnitee will execute all papers and take all actions necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  (d) No Duplication of Payments. The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received payment under any insurance policy, the Certificate of Incorporation or Bylaws or otherwise.

         10. Miscellaneous.

                  (a) Amendments and Waiver. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provisions hereof (whether or not similar) nor will such waiver constitute a continuing waiver.

                  (b) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives. The Company will require and cause any such successor, by written agreement in form and substance satisfactory to the



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         Indemnitee, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement will continue in effect regardless of whether Indemnitee continues to serve as a director or officer of the Company or of any Other Enterprise.

                  (c) Severability. The provisions of this Agreement will be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions will remain enforceable to the fullest extent permitted by law. To the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  (d) Notice. All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom such notice or other communication was directed, on the date of delivery, or (ii) if mailed by certified or registered mail or by express mail, postage prepaid and properly addressed, on the third business day after the date on which it is so mailed. Unless subsequently modified as provided herein, notice to the Company will be directed to the Company at Tricord Systems, Inc., 2905 Northwest Boulevard, Suite 20, Plymouth, MN 55441, Attention:
         President.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed an original but all of which together will constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  (f) Governing Law. This Agreement will be governed by and construed and enforced in accordance with the law of the State of Delaware applicable to contracts made to be performed in such state without giving effect to the principles of conflicts of laws.

                  (g) Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                       TRICORD SYSTEMS, INC.


                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------


                                       INDEMNITEE


                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       (Name)

                                       -----------------------------------------
                                       (Address)



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